SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A2


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 4, 1998
                                                   -----------------

                              J R CONSULTING, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Nevada                  2-78335-NY                   13-3121128
         ------                  ----------                   ----------
     (State or other          (Commission File               (IRS Employer
     jurisdiction of               Number)                Identification No.)


      180 Varick Street, 13th Floor, New York, New York           10014
      -------------------------------------------------           -----
          (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code   (212) 807-6777
                                                     --------------

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Item 7.      Financial Statements and Exhibits.

                      (a)      Exhibits:

                      16.1 Letter on change in certifying accountant from Coopers & Lybrand -filed herewith


------------------------




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  September 29, 1998           J R CONSULTING, INC.
                                             -----------------------------------
                                             (Registrant)


                                             By:  /s/ Peter Zachariou
                                                --------------------------------
                                                      Peter Zachariou, President